Listing Report:Supplement No. 81 dated Oct 21, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 340694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$202.16

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1989	Debt/Income ratio:	25%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,608	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jw1672	Borrower's state:	NewYork	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 91% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 9% )	660-680 (Oct-2006)
Principal balance:	$183.05	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
paying off Bank of America
I was doing fine paying off my credit cards down.? Slowly, but surely.

Then the B of A raised my credit percentage from 14 to 30 percent.???

It makes it more difficult to pay everything else off.

Prosper would save me $2000 just on this bill.? But even more, because I'd be paying off my other debts faster as well.

I am about to finish one prosper debt in November.? For me, all I'd be doing is extending the length of that previous debt.? I can do it.? I've been doing it for three years.

You can see that I've paid off Prosper responsibly.? Only a couple payments late.? It's a much higher priority than any bank.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$219.94

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1988	Debt/Income ratio:	22%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	65	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$31,714	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	funds-gusto6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and pay 1 payment

My financial situation: Watertown savings bank
I am a good candidate for this loan because? I am trying to repair my credit,I had a child 19 mos ago and was not paid maternity leave bills? got behind

Monthly net income: $ 39000.00

Monthly expenses: $
??Housing: $ husband pays
??Insurance: $ husband pays
??Car expenses: $ 0
??Utilities: $ 120.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 21000.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1983	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,736	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	supernova0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cost of equipment for business
Purpose of loan:
This loan will be used to? provide start up costs for purchase of needed equipment for a Custom Cake Business co-owned by my wife and I.

My financial situation:
I am a good candidate for this loan because? We have prepared a business plan which will effectively show positive profits in the Memphis, TN market for custom cakes for weddings, special occasion cakes and corporate events. Furthermore because I have made a firm committment to being a good steward over my personal and business dealings.

Monthly net income: $ 3627.00

Monthly expenses: $
??Housing: $ 1266.00
??Insurance: $ 204.00
??Car expenses: $ 597.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 180.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.45%	Starting borrower rate/APR:	25.45% / 27.76%	Starting monthly payment:	$199.99

Auction yield range:	17.27% - 24.45%	Estimated loss impact:	35.91%
Lender servicing fee:	1.00%	Estimated return:	-11.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1990	Debt/Income ratio:	34%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	38	Length of status:	4y 7m
Amount delinquent:	$662	Revolving credit balance:	$3,766	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dbailey28	Borrower's state:	Texas	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 100% )	620-640 (Latest)
Principal borrowed:	$8,001.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007) 520-540 (Aug-2006) 580-600 (Jul-2006)
Principal balance:	$2,070.05	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Airtran Airways Flight Attendant
Hello!? THIS WILL BE MY THIRD LOAN WITH PROSPER. MY ORIGIANAL LOAN BEGAN IN AUG. 2006, YOU CAN CONFIRM MY HISTORY OF NEVER HAVING A LATE OR MISSED PAYMENT AND SOME PAYMENTS?MADE AHEAD OF SCHEDULE. ??I?am a?FLIGHT ATTENDANT.? I have been with?my company for?four years?and a?seven months.?? I love being a flight attendant and my company is doing well, so job sercurity for the loan isn't a problem.? Between the passion I have for my job and my company doing so well, I do not have any doubt about my ability to repay my loan.? The reason my credit grade?was low?was because I filed for bankruptcy in August?2005 and it was final in February 2006.? I wanted to start with a clean slate when I started my new career.??I would like to "refinance" my loan and add a cushion with the holidays coming up.? I have moved back home to Dallas,TX but work in Orlando, FL. I "commute" back and forth to work and with the holidays coming up, I might have to purchase a ticket at the last minute. Thank?you for your consideration!

CURRENT LOAN INFORMATION:
Financial Information: Pay Rate: $27.55 PER FLIGHT HOUR
Per Diem: (when away from base) $1.75 per hour
Court Ordered Child Support: $400.00 per month

Current Monthly Bills: Rent: $725.00
Electric: $50.00 (average)
Car Payment: $206.91
Insurance: $108.00 (Car/Renters)
Visa Credit Card: $15.00
Cell phone: $80.00
Water/Sewer: $25.00
Dell Credit Card: $100.00

I have supporting documentation for income and flight hours.?? I am paid on the 10th and 25th of each month.???? My previous loan numbers are:?#2842 and #21616?? I would like to thank the people that believe in me to get my first loans funded.? My goal?is 100% with this listing as well.? I feel that is a positive?reflection on my promise I?made with my first two loans and that?I?am serious about keeping my commitment to pay back my loan.? My income is direct deposited in my account so there is no room for error for repayment.???If you would like a character reference I have one from a woman who wrote Airtran Airways on my behalf.? The letter explains the situation.? I cannot see myself doing anything else!!! ? As you can see from my group I am a veteran.? Active duty for 5 ? years, 10 years total service (active duty/reserve).? My first enlistment in the US Navy was August 1995.? ? Please feel free to contact me with any questions.? Also, I will be flying?while the?listing is active.? Please give me time to respond.? Again, thank you in advance for your consideration, trust, and belief in me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2004	Debt/Income ratio:	12%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	2y 11m
Amount delinquent:	$290	Revolving credit balance:	$6,028	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	epic-dime	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
I am applying to consolidate the debt on my credit cards ($24,452.53). Relocating to NYC three years ago and taking a job that requires me to use my personal credit to front business expenses meant that I soon fell prey to interest rate hikes/lowering of my credit limit. A friend and co-worker, who has been a Prosper lender for 3 years, has been working with me over the past 5 months to get my financial situation under control. Because of my annual salary of $170,000.00, my commitment to becoming debt-free, and the dedication of my (Prosper-member) financial coach, you can be certain of a very safe loan. Payments for Prosper will be direct-deposited from my paycheck into a dedicated checking account, ensuring that funds will be available. Feel free to contact Prosper member "JayFive" for any questions you might have.

Monthly Net: $ 8,600.00
Monthly Expenses: $
Rent: $ 2,400
Util: $ 250
Food, entertainment: $ 600
Credit cards: $ 1,200
Other Expenses: $ 100
Discretionary monthly: $ 4050
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.53%	Starting borrower rate/APR:	26.53% / 28.86%	Starting monthly payment:	$405.73

Auction yield range:	11.27% - 25.53%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	26 / 22	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	44	Length of status:	47y 9m
Amount delinquent:	$0	Revolving credit balance:	$62,681	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	velocity-conductor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Searching for Neverland Ranch
Purpose of loan:
This loan will be used to provide funds to get my book about Michael Jackson finalized and printed.?

My financial situation:
I am a good candidate for this loan because I knew Michael Jackson since he was a child living in Encino.? I spent over 3 years with Michael as his realtor looking for suitable ranches.? Ultimately I found him the Sycamore Valley ranch in Los Olivos, CA which he purchased and re-named it Neverland Ranch?from the fairly tale Peter Pan.? The book is written and now needs to be professionally edited and sent to the printer.? It is already listed on Amazon.com.? I own a home in Lake Balboa and I pay all of my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$962.80

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1999	Debt/Income ratio:	48%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,208	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	noble-kindness8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Proven Business Needs Holiday Funds
Purpose of loan:
I am currently running an internet business I created 3 years ago. It has slowly increased in revenue and profits during that time. The holiday season is where my sites peaks for the year.

I am looking for more funding to increase my advertising during this vital period. I will be using the loan to purchase low cost pay-per-click advertising for specific, high profit items. I have had great success with this in the past.

2008 Holiday Season:

Advertising and Fixed Costs: $18,652

Revenue from Sales: $26,569

Holiday Gross Profit: $7,917

My business is a network of websites all listed at Countdown Network. The best performing site is Video Game Countdown.

Why am I a good investment?

- I am able to look each day to see if my advertising campaigns are having a good Return On Investment. When necessary, I can adjust advertising very quickly.

- I have never missed a payment for any loan.

- I have a great personal interest in my business and enjoy what I am doing.

- My business lets my wife stay home with my daughter, and that is priceless to me.

Thank you and I look forward to your investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,865	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	impressive-listing	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Plastic
Purpose of loan:
This loan will be used to?Pay off high interest rate credit cards

My financial situation: Good
I am a good candidate for this loan because? I always meet my responsibilities

Monthly net income: $6,000

Monthly expenses: $4,200
??Housing:$1,500
??Insurance: $200
??Car expenses: $1,100
??Utilities: $200
??Phone, cable, internet: $110
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $700
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$217.20

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	14%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$118,496	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Jeffgo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Interest Credit Card Pay-Off
Purpose of loan: The loan is to be used to pay off my Discover Card,? The balance is $6500 at 20.99% intrest.? Like most credit cards they have increased my interest rate.

My situation:
I am a single?Mother with a?12 yr. old son.? I have always?maintained a professional job and continue to pay my?creditors?on time.? I'm with my current employer?for almost 8yrs.? and have always maintained a good salary.? I have good credit and strive to continue to provide a good?environment for my son.? In 2007, I went?green and had solar panels placed on our home,?I paid for that utilizing credit cards.? With the state of the economy, credit cards have spiked interest rates and I'm trying to rid myself?of the higher?interest rate cards.

I am reliable, responsible, and always pay my creditors.? This?is my first loan and once I've paid Discover Card, I will continue to try to pay?off other cards.? My goal is to remove debt so that I can actively plan and save for my son's education.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1993	Debt/Income ratio:	17%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,526	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	return-umbrella	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of credit cards
Purpose of loan:
This loan will be used to? pay off credits cards, for christmas

My financial situation:
I am a good candidate for this loan because? i have a steady, secure job, I have been employed at the same place for over 8 years

Monthly net income: $ 4484.

Monthly expenses: $
??Housing: $ 1500.
??Insurance: $?200.
??Car expenses: $ 418.
??Utilities: $ 200.
??Phone, cable, internet: $ 150.
??Food, entertainment: $?200.
??Clothing, household expenses $50.
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$784.87

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2000	Debt/Income ratio:	14%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$339	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	purposeful-loot	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New kitchen and dining room
Purpose of loan:
This loan will be used to make home improvements. I updating the kitchen and dining room with new counter tops and flooring. The house was built in 2001. I am purchasing my home through a lease to own agreement with the original owner.

My financial situation:
I am a good candidate for this loan because of my excellent credit history. I am secure in my job.?I have tenure with 11 years at my current position.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2006	Debt/Income ratio:	35%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$421	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dragonfly0411	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$1,359.20	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Debt Consolidation
Purpose of loan: This loan will be used to pay-off my credit cards since their interests are too high.

My financial situation: I want to payoff my current Prosper Loan, Visa Credit Card ($750) and Old Navy Credit Card ($100).? The property that I moved in was?in foreclosure, it was sold and the new owner wants us out of there ASAP.? Now I need to pay a new deposit in order to move to another property ($700).

Why I am a good candidate: I am a good candidate for this loan because I have never defaulted on a loan or payment ever in my life.? I make all the payments on time and I also pay the double of what it is required.? I know that by consolidating all my remaining accounts I could benefit since it is easier for me to make only one monthly payment.? I want to say goodbye to those high interests that at the moment are killing me.? It seems like the balance never goes down even though I pay more of the minimum required.??

Monthly net income: $ 2,000.00; I receive $500.00 from family (monthly).

Monthly expenses: $ 1,717.00
Housing: $ 600.00
Car expenses: $ 377.00??
Utilities: $ 60.00??
Basic Cable?with?Internet: $ 60.00
Food, entertainment: $ 300.00??
Clothing, household expenses $ 20.00??
Credit cards and other loans: $ 200.00
Other expenses: $ 100.00 (This includes gasoline)

Conclusion: I would appreciate the help. ?I know I am a good candidate, please let me demonstrate it by acquiring this loan.? I know as a fact that no one would regret helping me in order to consolidate this three of my accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$163.30

Auction yield range:	11.27% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2001	Debt/Income ratio:	42%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,002	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2p-popcorn	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unburdening
Purpose of loan:
A couple of credit cards are sitting at 28% APR or higher, and the interest is just crushing me.? I need some dental care, but don't have anything to spare after current bills, so making my most expensive debt cheaper looks like the way to go.

My financial situation:
Until this fall, I had been comfortably, if not happily, paying down this debt.? A couple of late payments, purely the result of disorganization on my part, made it even less of a happy process, but I had the income to cover it.? Now I'm finishing school, and cutting back to part time work means a much tighter budget.? The more fat I can trim, here, the better I can eat.

At the moment, I'm paying $190/month on the debt this loan would consolidate, and I am not missing payments, as my lender profile clearly indicates.? I'm working for a business in the utilities field that is essentially proof against recession.? This is not a risky investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,585.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$116.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,804	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ledanottheswan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Oct-2007)
Principal balance:	$455.92	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
US Citizenship: 0 DQs, P-Score= 8
Purpose of loan: Pay for? U.S. Citizenship Fees
This is my second Prosper loan. I used my first loan to pay for law school application fees and now I am halfway to my degree at a top 10 law school. (The picture is me in front of the Supreme Court of the United States, my future office...haha, I wish.)

Earlier this year I was selected to earn a dual degree (J.D. + Masters in Global Business Law) by spending my entire third year of law school in France.

I planned to use part of my summer job proceeds from summer 2010 to pay for U.S. citizenship for myself and my parents. The process usually takes about 7-12 months and costs $700 per person. Since I will be spending 3L abroad, I'd like to apply now so that I can hopefully get my citizenship before I leave for France. I've been a U.S. Permanent Resident for many years now and I don't want to lose the time I've stored up and start from scratch when I get back to the U.S. (If you leave the U.S. for more than 6 months, you lose any time you accumulated toward the 5 year minimum to apply for citizenship.)

The remaining $485 are to buy out my old Prosper loan so I can simplify my payments.

My financial situation: *****NO DQs, Perfect payment record on Prosper*****

I don't have a great credit score for a pretty simple reason: I have a lot of credit card accounts because (like a lot of people) I made some dumb credit choices immediately upon hitting adulthood. Since then, I have worked diligently to improve my credit rating.I have no delinquencies and I make all of my payments in full each month and always have.

I am a good candidate for this loan because I have steady monthly income from my scholarship, student loans, free lance work and summer salary. I do free lance writing work to cover my credit payments each month.

Please note that I have borrowed through Prosper before and I have never once missed a payment or paid late in the almost 2 years since my loan was funded. I am up to date on ALL accounts.

Monthly net income: $ 1900 (for "room and board" only, remaining school costs covered by separate funds)

Monthly expenses: $ 1490 (estimate)
??Housing: $ 500
??Insurance: $ n/a (one time payment at start of school year, covered by scholarship)
??Car expenses: $ n/a
??Utilities: $ 30
??Phone, cable, internet: $ 30
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 380 (including $40/mo for Prosper loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$113.26

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1995	Debt/Income ratio:	21%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$503	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2ploan-renaissance	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my bills
Purpose of loan:
This loan will be used to? to pay off some bills?????????

My financial situation:
I am a good candidate for this loan because? because i have not been late on my current loans

Monthly net income: $ 2160

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1986	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$105,989	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	BankerOne	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	680-700 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2009) 720-740 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Paying off Loan and Home Repair
The purpose of this loan is to consolidate some existing debt, thereby lowering my monthly payments,?and complete some?home repairs.

Budget:

The ability of borrowers to pay their debts is important in any lending decision you make.? I earn a six-figure income at a large financial services company (16 years with the same employer).? Also, I have a 23-year credit history with no late payments ever.? I successfully paid a $25,000 Prosper loan earlier this year.? The following is my existing budget:??

Monthly Net Income????????$8,326.00

Mortgage????????????????????????? $2,066.00
Car???????????????????????????????????? $597.00
Revolving Credit???????????????? $2,351.00
Fixed Loans????????????????? ?????? $695.00
Utilities???????????????????????? ?????? $600.00
Phones???????????????????????? ????? ?$210.00
Gas????????????????????????????? ????? ?$400.00
Groceries????????????????????? ?????? $700.00

Remainder????????????????????????$707.00

Loan proceeds will be used to?payoff an existing fixed loan ($316 monthly payment) and complete some home repairs.??Based on the projected payment of the new Prosper loan ($226), I will LOWER my monthly expenses by $90 ($316-$226).

Assets:???

Monthly cash flow is probably your primary concern when deciding which loans to bid.? However, another factor that many borrowers fail to mention is other assets.? These assets are ones that are not presently liquid, but may?become so during the life of the loan.? The following are my other assets:??
My wife and I have about $80,000 in home equity.? However, home equity lending in Texas is very restrictive.? Based on my home?s present market value and my outstanding mortgage, I could access $20,000-$25,000.I have $1,750 in company stock that will be fully vested in 4 months (01/2010), with similar amounts vesting in 2011.? If you have any additional questions, please feel free to ask.? Thank you kindly for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$63.76

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1994	Debt/Income ratio:	18%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,000	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	waterboy911	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	22 ( 100% )	720-740 (Latest)
Principal borrowed:	$32,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2009) 720-740 (Jun-2008) 820-840 (Nov-2007)
Principal balance:	$5,324.60	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Home improvment project
Purpose of loan:
I?am finishing the renovation of?my kitchen and would like to upgrade the cabinets and flooring.?
My financial situation:
I am a good candidate for this loan because of my?loan repayment?history. If you are trying to invest with no risk...I am perfect for you. I always pay back my loans..even every student loan I ever had. I have borrowed $32,000 from Prosper with two seperate loans and have the balance down to around $5,500 with a perfect track record. Just trying to improve my kitchen renovation. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$131.86

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1996	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	32	Length of status:	5y 0m
Amount delinquent:	$115	Revolving credit balance:	$220	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	credit-hercules	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Signature Loans
Purpose of loan:
This loan will be used to consolidate signature loans to a lower payment.

My financial situation:
I am consolidating two signature loans to lower the monthly payments and free up to $200.00 extra a month. This money will be used toward the expenses of a newborn.

Monthly net income: $ 5,000

Monthly expenses: $ 4545
??Housing: $ 1,070
??Insurance: $ 275
??Car expenses: $ 775
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 800
??Credit cards and other loans: $ 400
??Other expenses: $ 575
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$1,088.86

Auction yield range:	17.27% - 31.00%	Estimated loss impact:	36.32%
Lender servicing fee:	1.00%	Estimated return:	-5.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1987	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	7	Length of status:	5y 5m
Amount delinquent:	$99	Revolving credit balance:	$700	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unflappable-funds4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Options Artist's System Implement
Purpose of loan:
This loan will be used to? I have devised a system of options trading with an almost guaranteed chance of success.

My financial situation:
I am a good candidate for this loan because? I am an expert in the metals markets, where I would trade. I am employed and able to repay without trouble. I also lead a low-key life that includes saving money.

Monthly net income: $ 8.5K

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $?40
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $?minimum
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$770.24

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1993	Debt/Income ratio:	21%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,506	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	persistent-compassion	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with home improvement
Purpose of loan:
This loan will be used to?make improvements to my home so that it will be in good shape to pass on to the kids.?What ever is left over will be placed in their savings account for college use.

My financial situation:
I am a good candidate for this loan because?I have paid off all our debt with the exception of a mortgage payment, auto loan, and 1 credit card bill thus giving me an good debt to income ratio.? A review of my my credit report will show that I have an excellent payment rating.? I pay on time and on several occassions have paid?more than the minimum payment requirement.?? I pride myself on using?money wisely?to ensure that it does not go to waste and yields more than the required outcome.? I can repay the requested loan with no problem because there is ample money left over?after all the?bills are paid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$105,970	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	first-class-listing1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trade Show Booth & New Salesperson
Purpose of loan:
This loan will be used to? I'll be using this loan for two major purposes.
1. Fund my companies participation in the Architectural Digest Show in Manhattan in March of next year.?
2. Hire a my sales person as a full time employee

My financial situation:
I am a good candidate for this loan because? My company has seen significant growth from it's inception in April of 2007.? Even in the difficult economy in 2008 we sold over $380,000 of goods and this year have already posted sales in excess of $485,000.? My family instilled in me the overwhelming desire to pay as we go and I have always paid my bills on time.
Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 3010
??Insurance: $ 1020
??Car expenses: $ 0 ????
??Utilities: $ 120
??Phone, cable, internet: $ 120
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	18.86%	Starting borrower rate/APR:	19.86% / 20.23%	Starting monthly payment:	$241.10

Auction yield range:	3.27% - 18.86%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	17.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	16y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,608	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	intuitive-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finally ready to apply on Prosper
Fiinally have the correct listing format. Since I have mutiple sources I need to apply as self employed as that is how I fill out my taxes.

This loan is to provide funding between two new consulting contracts. I will receive payment on these by the end of the year from my long term customers. My credit is excellent and I have been wanting to finally use Prosper. My listing has been updated per advice from Prosper's underwriting. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 18.25%	Starting monthly payment:	$105.57

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2005	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enticing-bid	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car
Purpose of loan:
This loan will be used to purchase a used vehicle for my girlfriend and I. We've already put a down payment of $2000 on the vehicle and we are looking for financing for the other $2850. We are trying to get a loan ASAP.

My financial situation:

We are good candidates for this loan because we are very responsible and capable with our finances.
We had saved the original $2000 dollars for this vehicle in 4 months. After all of our monthly bills we have around $600-$700 left over for car payments monthly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1983	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$125,437	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	best-listing-titan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Co Pmts
Purpose of loan:
This loan will be used to pay off medical bills not covered by insurance.

My financial situation:
I am a good candidate for this loan because I?am a homeowner?with?good credit rating and seeking loan only to obtain a lower fixed rate than utilizing any?cash credit lines available from other sources.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.53%	Starting borrower rate/APR:	26.53% / 28.86%	Starting monthly payment:	$608.60

Auction yield range:	11.27% - 25.53%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1993	Debt/Income ratio:	24%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,803	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pghgator	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off auto/credit debt
Purpose of loan:
This loan will be used to? Pay off existing debt.? Paying off 2007 Toyota Camry $439 per month ($7700) and 2 credit cards (I only have 4).? This will allow me to pay off the 2 remaining smaller cards within 90 days?leaving me with only 1 car payment and?$0.00 CC debt by the end of the year!???

My financial situation:
I am a good candidate for this loan because?wife and myself are employed full time with safe jobs.? I manage commercial real estate (new project now in lease up) and she is a teacher (tenured, so cannot be laid off).? The public record and 7 year delinquency numbers are the result of a BK filing in 2003.? BK was filed?when I lost my job after having back surgery.??I have been current on all payments since that time so the summary is?deceiving.?

Monthly net income: Approx. $ $7,500.00

Monthly expenses: $
??Housing: $ 1575
??Insurance: $ 0
??Car expenses: $ 1025?
??Utilities: $ 250
??Phone, cable, internet: $?300?
??Food, entertainment: $?1000
??Clothing, household expenses $ 500?
??Credit cards and other loans: $ 1000
??Other expenses: $ 800 (primarily?gas/tolls which are not reimbursed by company (IRS regulations) / I travel?220 miles each?day to work 5 days per week)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.02%	Starting borrower rate/APR:	28.02% / 32.00%	Starting monthly payment:	$41.37

Auction yield range:	11.27% - 27.02%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1973	Debt/Income ratio:	4%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	1	Total credit lines:	6	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$33	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	durability-lion	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To repair the family car.
Purpose of loan:
This loan will be used to? Repair our car which is used by four family members; for my oldest to go to work; my husband doctor's (2) appointments, also my doctor's (4) appointments; pharmacy for or medications for both of us; grocery shopping; the car is also used by my husband and myself to take my mother, who is 88 y/o, to her appointments, doctor or otherwise.

My financial situation:
I used to be a Registered Nurse, don't get my wrong, I am still a nurse just not registered related to my dual diagnoses of post-herpetic neuralgia (caused by the same virus as the chicken pox) and Fibromyalgia. My body does not deal with stress very well so I try very hard to keep things paid and no extra stress.? I am a good candidate for this loan because?We may have a fixed income and it has taken us a little while to pay off the majority of our bills and we have stopped smoking because of the cost. We have been tightening our belts over the last 2 months and I also design and create one-of-a-kind jewelry which was going great before the recession. We no longer go out to eat or call for delivery. Besides, it feels good inside knowing that nothing is going to be 'cut off'

Monthly net income: $ 2366.23 ????

Monthly expenses: $
??Housing: $ 357.00 ????
??Insurance: $162.00 (renters for apt damage and a separate policy just for my jewelry supplies)
??Car expenses: $ 247.50 ??
??Utilities: $ 177
??Phone, cable, internet: $ 156
??Food, entertainment: $ 328
??Clothing, household expenses $ 450
??Credit cards and other loans: $ 315
??Other expenses: $ 120 (for cat, vet, food, litter, etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	14	Length of status:	8y 7m
Amount delinquent:	$492	Revolving credit balance:	$11,457	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diverse-responsibility9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
Working capital to build the Star Gaming Network Brand of games available on the Xbox 360 home video game system. My financial situation:
I have fully funded the business to this point. I have invested over $150,000 of my own money into the SGN brand. The SGN Brand now generates enough income to run the business but not enough to build it further. The company currently has six games available on the Xbox and I would like to expand that by another 5.Monthly net income: $ 5608Monthly expenses: $
? Housing: $ 1795
? Insurance: $ 300
? Car expenses: $0
? Utilities: $ 350
? Phone, cable, internet: $ 200
? Food, entertainment: $ 1000
? Credit cards and other loans: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$91.01

Auction yield range:	4.27% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,799	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kajoola	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	760-780 (May-2008)
Principal balance:	$1,457.86	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Repost! - Med student for residency
This is a REPOST at a higher interest rate :)? I'm not entirely sure what happened to my last listing (??)? I reposted, but it only was on there for like 6 days.? Weird!? So I'm reposting - hopefully at the full 14 days!!!? Please ask any questions - I'll answer anything.? Thanks, guys!

Purpose of loan:
I'm a medical student in my last year of school!? It's that time in my training that I have to take my licensing boards, apply to residency programs, and go on interviews around the country.? It's an incredibly expensive process.? I'd rather take out a small, manageable loan than put all this on high-interest credit cards!

My financial situation:
I am a good candidate for this loan because my credit is excellent!? I've borrowed from prosper in the past, and I've never even had a late payment on my loan.? I'm a good investment because A) I have excellent credit to begin with and I have no intention of ruining it, and?B) I have a terribly guilty conscience when it comes to being late for anything :)

As for my financial situation, my living expenses including utilities are $800 a month.? I have an additional?600-700 in financial aid for other living expenses.? ALL of my living expenses - rent, food, etc., are paid for with financial aid from my school.? I'm a student (for a few more months), but I do have a little money coming in from part-time work plus my savings.? I can definitely manage the monthly payment on this loan.? In addition, in 6 months I'll be a resident physician, furthering my financial stability.? My credit score is between 720-740 (don't know the exact number).? I'm very responsible with regard to my finances.?

If you have any questions, feel free to ask.? I'm happy to answer anything.? In the event that you were curious, I've chosen emergency medicine as my specialty.? :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$144.59

Auction yield range:	11.27% - 16.99%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2000	Debt/Income ratio:	22%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,553	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	value-spectacle3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
I have?2 credit cards through HSBC that had VERY low interest rates. I just received notification that the rates are going to be changed from fixed to adjustable and my rate could go from 3.99 to 21.74 for purchases and 9.99 to 25.74 for cash advances. I want to pay these off and close the accounts because I think this is ridiculous and a horrible way to treat a customer that has NEVER made a late payment and has ALWAYS paid over the minimum to them.

My financial situation:
I am a good candidate for this loan because?
I have a very stable job that has no chance of going anywhere or being eliminated. While my credit available to credit used has caused my credit score to drop, I always pay my bills on time and I always use the bill pay feature from my bank. This means that you will never have to worry about a bounced check and all the headaches that go along with that. I have no struggles paying the debts that I have aquired, and always pay over the minimum amount due.

Monthly net income: $ 2152.88

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 490.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$113.26

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,327	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dollar-pecan	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my supervision
Purpose of loan:
This loan will be used to? pay off my supervisor in order to submit my 6 month evaluation.? In order for me to work, I need to keep my license.?

My financial situation:
I am a good candidate for this loan because? I'm a super hard working single mom, who busted her tail through college and grad school while working full time.? This loan can help free up anxiety for my son and I.? I just started a new job that allows me to spend more time with my son and gives me better benefits and pay. Before I accepted this job off "I was in between jobs" because I was doing contract work at that time and our company lost the contract I was working under.? That month period took a dent in our finances.? My son is disabled and attends a preschool where he receives multiple therapies.? He would like to have a Transformer birthday party at a jumping castle place.? His birthday is next month and Christmas is around the corner, so this loan will help free up some of that financial crunch.?

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 650.00
??Insurance: $ 120.00
??Car expenses: $ 380.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 175
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	8.27% - 29.00%	Estimated loss impact:	6.90%
Lender servicing fee:	1.00%	Estimated return:	22.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1996	Debt/Income ratio:	11%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Happy_Feet	Borrower's state:	Pennsylvania	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing In My Daughter's Future
Purpose of loan:
Hello once again to the Prosper community!? I am reaching out in an effort to help not only in the last minute expenses of an imminent wedding, but also to gift my daughter's honeymoon to her.? For any parents out there, you know that if a wedding is being planned, the costs associated with the event can be very expensive.? I have already contributed a great deal from our (wife and me) savings, but several expenses still remain; wedding cake, DJ, limousines, and the most important thing, our gift.? My daughter and her soon to be husband planned their honeymoon in Hawaii, and even though a credit card was used, I am looking to pay that debt as their wedding gift.? I appreciate your investment in my loan listing and be rest assured that each investment adds to the smile that you see on her face in the picture!? Thank you again and God bless!

My financial situation:
I am a good candidate for this loan because I have demonstrated financial responsibility in my lifetime.? From an early age I learned that good credit helps shape the character of an individual and my remaining debt is left in my monthly mortgage payment.? My vehicles are paid for and we keep a credit card for emergencies.? As you can see, my DTI is low and my credit score exceeds 800.? I appreciate all of your bids!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Not employed
Now delinquent:	4	Total credit lines:	33	Length of status:	0y 2m
Amount delinquent:	$1,234	Revolving credit balance:	$2,852	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SummerTimeChills	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2007)
Principal balance:	$1,364.27	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Bridging the Student Loan Gap
I am now a 1L at a top tier law school. I have managed to get myself here despite being a twice divorced single mom. I received quite a nice scholarship to attend school, but first semester expenses (especially deposits and such) wiped me out.

I only need this loan for 2 1/2 months, until spring financial aid becomes available at the first of 2010.

The money will be used to pay rent, day care, utilities, credit card minimums, gas... Also known as the necessities of life. No splurges here!

I intend to use every resource I possibly can to achieve my goal of financial security for myself and my children.

I am currently not working in a compensated position because my program prohibits me doing so for the first year. I am looking forward to next summer when I will be able to earn a steady income again.

I am more than happy to answer any questions! Just ask!

NOTE: I am very curious about the credit information Prosper is reporting from Experian. I pulled my Experian report on September 1 of this year prior to applying for a Federal GradPlus loan. I made sure to print it out so I would have it as a reference if needed. My copy shows no current delinquencies. The old ones were from 2005 during my first divorce when neither the ex nor I could agree who would pay the mortgage as neither of us were living in the home. That has been settled for *quite* a long time.

If I wasn't in dire straits needing to make it to the end of the year, I would not list on here at least until I could get this settled, but tough times call for high interest I suppose.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$84.90

Auction yield range:	11.27% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1986	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,763	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greeneyedlady613	Borrower's state:	Texas	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 560-580 (Aug-2007) 600-620 (Jul-2007) 520-540 (Nov-2006)
Principal balance:	$1,491.66	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Grandma Got Runover by a Reindeer
I am a 63 year young and lively step-mother of 7 (all grown), 24 grandchildren, and?6 great grandchildren.? I have been married for almost 10 years.? I was disabled in 1989, but have always managed to pay my debts.? I went back to work in 2006, only to be laid off six months later and back on disability.? I have been working part-time for more than a year.

Up until 2003, my credit was excellent.? My husband and I separated for several months, and with limited funs from disability; I was soon "buried" financially.? I have paid off all of?my old debts over the past five years.??I would like to consolidate?my current debt and so I can cut down on my monthly "outgo".? ALL my?debts are CURRENT, despite the low FICA score. I have NO delinquent accounts.? I am working on getting my credit?report cleaned up but it takes time. ?My monthly disability income is:? $1366.00.? My part-job brings in an average of $230.00 each week.? My husband lost his job in 2008, but was able to find a lower paying job, but?we had to move to accomodate his new job and that set us back a bit.?He pays the mortgage, utilities, insurance and some of the?household necessities.? I pay for my car,?my bills, and some of the household bills.? I need a new prosthesis and my co-pay will be about 20% of the total bill.? This loan will help me to lower my monthly payments. I have always been current on my existing Prosper loan.?I thank the group that funded my first loan and hope that they can see their way to do so again. I thank you for taking the time to consider this loan.? If you have any questions, please do not hesitate to contact me.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1995	Debt/Income ratio:	12%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	turbine160	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$1,931.89	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
home repairs
Purpose of loan:
This loan will be used to? repair bathroom

My financial situation:
I am a good candidate for this loan because? I am a healthy,active,honest,dependable person.my husband is a retired pastor.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 421
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.08%	Starting monthly payment:	$61.62

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2007	Debt/Income ratio:	4%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$493	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	liberty-dancer	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off small bills
Purpose of loan:
This loan will be used to? pay off a few small bills that keep accumulating

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ No house payment
??Insurance: $ 300

??Car expenses: $145.00 ????
??Utilities: $ 265.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 135.00
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.32%	Starting borrower rate/APR:	14.32% / 16.48%	Starting monthly payment:	$68.67

Auction yield range:	4.27% - 13.32%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,636	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peace-songbird	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down credit card
Purpose of loan:?Greetings!?Good news? I have a job! Bad news? 2009 has been a rough year for me as an independent Producer. I worked for 2 years for a great company producing some?wonderful programming - but unfortunately, come February; they ended the contracts for all the independent contractors. I did get the occasional gig here and there - but then I would not have so much as a nibble for months. So it was work for maybe 2 days and then nothing for 2 months. My savings dwindled down to almost nothing. I?m looking to use this loan to pay down credit cards (I only have 2!) which I used more than I would have liked during this year. I believe that credit cards should only be used for an emergency ? and it seemed as if I had plenty of them this year. My insurance premiums alone were over $400 dollars a month ? one downside to being an independent contractor. But fortunately, I now work for an advertising agency as a freelance producer. This job will go for probably six months ? probably more! ?And until I get my first paycheck, I need some extra funds to pay down those dreadful credit card bills!

My financial situation: I am a good candidate for this loan because I am not an extravagant spender - I just got a little behind?due to the lack of work earlier this?year. I?pride myself on paying bills on time and not overstretching myself no matter how much money I'm making! And what?s most important? I can pay this loan off by January. I earn $50/hr (average 35 hours a week) in my current position. I don't even own a car. Parking fees are just too extravagant where I live and I'm also saving the environment - one train ride at a time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$975	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	courteous-dedication	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?? consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because?? I have a good credit rating, I pay my bills on time. I own my own construction business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1996	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 9m
Amount delinquent:	$113	Revolving credit balance:	$994	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	8
Screen name:	rynopolis444	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$1,742.43	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Need To Green My Home
Purpose of loan:
First, I just want to say thank you to all of you who bid on my last loan.? I stated that I was rebuilding my credit so I could purchase a home and that is exactly what I did!? I was pre-approved for 200k+ but wanted to stay below so?I bid on a beautiful foreclosed property listed for 185k and got it for 168k.? Now?my mortgage payment is less than?I was paying in rent!? Of course?I do need to fix a few things and make it more engery efficient and this is why I am creating a new loan listing.? Help me make this a green energy efficient home!
Financial situation:
I am a good candidate for this loan because I have secure employment and relatively low debt.? I am still in the process of re-building?my credit (trying to raise my?FICO score to 700+) and am not interested in doing anything that would bring my FICO score down.? My FICO score did go down recently (from 685 on 8/15/09)due to the mortgage being added to my credit file, but I think that is common.? Also, I currently have a Prosper loan in good standing on automatic pay.? I have had this loan for 18 months without issue.? I did not use the $8000 first time home buyer tax credit for a down payment to purchase my home so I will be getting this money after I file my 2009 taxes, so I will consider this loan a bridge loan til then.? I am going to use the balance of the $8000 tax credit to pay down debt.

Monthly net income: $ 4,437.33

Monthly expenses: $ 2918
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $ 618
??Utilities: $ 150
??Phone, cable, internet: $ 230
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $?75
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1992	Debt/Income ratio:	77%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	36	Length of status:	0y 3m
Amount delinquent:	$19,291	Revolving credit balance:	$0	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	shiny-market	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
Purpose of loan:
This loan will be used to? to pay off some bills

My financial situation:
I am a good candidate for this loan because?I pay my bills monthly I would just like to get where I can maintain the?debt better.?

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 375?
??Insurance: $ 100
??Car expenses: $ 602
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $?200
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 550
??Other expenses: $ 180
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,908	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	young1945	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
money for remodeling store
Purpose of loan:
The money would be used for purchasing gas inventory and purchasing new equipment.
we are a gas station with food service

My financial situation:
I am a good candidate for this loan because our sales been strong despite the econmic situation we all are in and the money for renovation could upgrade the facility and could generate moreravenue.

Monthly net income: $ 8000.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 200.00
??Car expenses: $ 1000.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$667.14

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1982	Debt/Income ratio:	16%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$204	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-numero-uno9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in Business
Purpose of loan:
This loan will be used to invest in a restaurant.

My financial situation:
I am a good candidate for this loan because I have no personal debt.? My only monthly expenses are my household utilities, car insurance and a credit card that I pay off every month. I believe in living within my means and rarely use credit. I see this loan as a great opportunity to invest in a business without having to cash in any of my savings.

On checking my credit before registering here I found a county tax lien from California that is not mine that I will have to get removed from my credit report. Unfortunately I'm sure that is what gave me a "C" prosper rating since I have no debt. My intention is to pay back this loan within 10 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$645.34

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1972	Debt/Income ratio:	69%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	44	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,109	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	p2ploan-palmetto	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Purchase
Purpose of loan:
This loan will be used to purchase equipment that wil allow me to have part ownership in a business.?

My financial situation:
I am a good candidate for this loan because I have an excellent credit history, have always paid my debts on time.? I grew up in Scotland, came here as an immigrant at age 25.? Have never been unemployed and have always been known as reliable and honest.? I can guarantee that the $20,000.00 will be repaid timely and very likely before the expiration of the loan term.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 26.06%	Starting monthly payment:	$117.34

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1996	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,311	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	epic-transaction	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GiBill gap loan
Purpose of loan:
This loan will be used to? cover the validation period (1 month) required by the VA for proof of attendance?to an accredited institution of higher learning

My financial situation:
I am a good candidate for this loan because?I am fiscally responsible person and the loan can repaid within 1 year of origination.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	46%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	15y 7m
Amount delinquent:	$20	Revolving credit balance:	$2,261	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	crywoo35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation "please consider"
Purpose of loan:I would like to consoulidate a few bills... I would much rather pay one bill then 4 or 5 seprate.? This loan will also help me get my credit rating were it was a few years ago...

My financial situation: I have worked for the state for 15 1/2 years. A few years ago my husband was in a auto accident and we lost everything. Since the accident we have tried so hard to rebuild our credit, and slowly it has been improving. All we ask is for someone to give us a chance to prove we deserve a second chance. We pay all?our bills on time. Thank you so much for considering our loan..I would like to say thanks to the biders on my last listing.. Trying for that 100% this time..

Monthly net income: $ 5700.00 ( including husbands income )

Monthly expenses: $

??Housing: $ No rent
??Insurance: $ 450
??Car expenses: $ 744
??Utilities: $ 350
??Phone, cable, internet: $400
??Food, entertainment, grocerys: $ 800
??Clothing, household expenses $?500
??Credit cards and other loans: $ 900
??Other expenses: $ 300 ( daughter in private school )

Total=4400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,499.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$384.85

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,684	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	commitment-optimizer	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt. I have 2 credit cards that I would like to be able to pay down. I have NEVER been late on a payment with my credit cards, car loans, personal loans, mortgage, or any other bills. I was recently laid off, and applying for a loan with my unemployment income is very difficult, even though it is a substantial weekly paycheck.

My financial situation:
I am a great candidate for this loan because I have never been late on any of my bills, I own a house, and my credit has always been in good standing.

Monthly net income: $ 1,812.00

Monthly expenses:

I share all of these expenses with my spouse. Our total monthly combined income is $5,012.00

??Housing: $ 1600
??Insurance: included in escrow
??Car expenses: $ 278
??Utilities: $ 350
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: This does not apply since I will be using the loan to pay these bills off completely

Thank you so much for considering me as a candidate for your loan. I have always been in good standing with my bills and loans, and have just come across a rough spot in my financial situation. Paying off my credit cards, and knowing exactly what my bills will be each month will make everything so much easier for me. I appreciate your kindness.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$1,015.94

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	24%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,373	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	historic-yield1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement / Upgrade
Purpose of loan:
This loan will be used to consolidate some debt that is currently outstanding.? In addition it will be used?to make improvements on our home in order to have it reassessed and refinanced, providing us with a lower interest rate and a lower mortgage payment each month which is key to our financial plan.?

My financial situation:
I am a good candidate for this loan because my credit score is around 733, my debts are consistently paid on time and although I have just recently joined this company (my base salary is $110K per year with an expected bonus in December) I was with my previous employer for close to 11 years.? I have a solid work background and can provide excellent references from employers and friends/associates if need be.? I was a single parent my entire life, put myself through school, put my son through school and have increased my income consistently from year to year to get to where I am in life.? I waited until later in life to get married and do not foresee having any additional children going forward.? For some reason although my credit score is the best it's every been, my salary is more than it's ever been and my bills are on time every month, the banks don't think I am fit to lend to!? You are almost more attractive to them if you are living paycheck to paycheck and in debt up to your ears.? I'll never understand it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,200.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	18.52%	Starting borrower rate/APR:	19.52% / 21.75%	Starting monthly payment:	$228.90

Auction yield range:	6.27% - 18.52%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1998	Debt/Income ratio:	21%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,245	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	elated-commerce2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car
Purpose of loan:
Is to purchase a dependable car to get to work. I am a teacher in Indianapolis and I also am a athletic trainer.? Both jobs require me to have a dependable car

My financial situation:
I am a good candidate for this loan because I have a low debt to income ratio. I also have a low credit score due to the face I?ve been responsible and never got into any debit I could not afford. Also? having a dependable car I can earn extra income and work more athletic training events (football baseball tennis etc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1987	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	1y 11m
Amount delinquent:	$19,343	Revolving credit balance:	$1,481	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bopbop-a-loobop1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting married
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	3%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$179	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	13
Screen name:	blue-trustworthy-agreement	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay medical bills to buy a house
Purpose of loan:
This loan will be used to?
I would like to pay of my medical bills so I can buy a house
My financial situation:
I am a good candidate for this loan because? I have never been late on any of my credit cards in over 10 years, and I have them paid down to a zero balance, with no other debts.

Monthly net income: $ 4500 and I have been at the same job for 9 years

Monthly expenses: $ 1900
??Housing: $ 1000
??Insurance: $ 85
??Car expenses: $ 348
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2004	Debt/Income ratio:	33%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,697	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	tenacious-currency	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off student credit cards
Purpose of loan:
This loan will be used to consolidate and pay off 3 student credit cards

My financial situation:
I am a good candidate for this loan because I work full time and am interested in paying off this debt within 24 months.

Monthly net income: $2400

Monthly expenses: $ 1108 total
??Housing: $0
??Insurance: $0
??Car expenses: $324
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $100
??Clothing, household, expenses $0
??Credit cards and other loans: $300 (this payment will be put towards this loan)
??Student Loan: $384
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$509.42

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	21	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,496	Occupation:	Doctor
Public records last 12m / 10y:	2/ 2	Bankcard utilization:	23%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	prudent-principal	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Clinic
Purpose of loan:
This loan will be used to open a medical clinic in my home town. I have been a licensed physician since 1992 and I have always worked for other people/companies. I am a hard worker and I am looking forward to working hard for myself. Opening a medical clinic has always been my professional goal and I have taken several critical steps to make this happen. I have purchased malpractice insurance. I have also located rental space and used medical equipment available for puchase. I have met with the state medical society and with my CPA. I have contacted my insurance agent for liability/rental insurance quotes, Social Security, Medicare/Medicaid and the state medical board. I have never had a malpractice claim. I will be accepting private health insurance and also Medicare/Medicaid.

My financial situation:
I am a good candidate for this loan because I will be working part time at a local emergency room?as supplemental income for?the clinic.?I have the necessary clinic experience to make this work. I live in an area that is underserved medically. Many people in this area are in need of a primary care physician. Medicaid has informed me that they have patients available and not enough physicians to accept them. I will be performing several social security disability examinations each week to generate income for the practice. I will have extended evening and weekend hours. This loan will assist me in fullfilling my goal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$250.61

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1986	Debt/Income ratio:	35%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$55,555	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	PolarBear64	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expansion working capitol
Purpose of loan:
This loan will be used as working capitol to help our established business grow. The business is a non-medical private duty caregiving agency that provides caregivers to seniors to help them stay in their homes. The fasted growing demographic in the US population is 85 years old and above so the business is in a solid growth area. The business has grown to the point where we need to move to bi-monthly tax deposits from a monthly schedule. We bill our clients monthly so the shift puts a short-term squeeze on cash flow.

My financial situation: I am pretty solid. The business pays for itself and my wife works as well so there is income to repay this loan. We also have some savings and significant retirement funds available to pay on the loan if ever needed.
I am a good candidate for this loan because I have been a person who has always paid his bills on time. It is not an option to fail to repay. The business that this loan is supporting in 4 years old so it is established. It has annual revenues of about $1,200,000 for FY 2009. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1990	Debt/Income ratio:	18%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$91,389	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	reinforced-note	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Landscaping / Interior painting
Purpose of loan:
This loan will be used to complete the landscaping of my home and paint the interior

My financial situation:
I am a good candidate for this loan because I alway make my payments on time and have been employed in the same profession for over 38 years

Monthly net income: $6,790

Monthly expenses: $
??Housing: $1300
??Insurance: $130
??Car expenses: $400
??Utilities: $250?
??Phone, cable, internet: $225
??Food, entertainment: $400
??Clothing, household expenses $150
??Credit cards and other loans: $750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 390687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$75.50

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	21%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$25,586	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wampum-boss	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $?275
??Insurance: $ 75
??Car expenses: $ 381
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.49%	Starting borrower rate/APR:	20.49% / 22.73%	Starting monthly payment:	$935.34

Auction yield range:	8.27% - 19.49%	Estimated loss impact:	6.65%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	19 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,106	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	WhartonGrad07	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Healthcare start-up with great team
Loan is for a new medical venture, which we expect to launch in early 2010.? My partner and I are 2 Wharton MBAs with over 20 years experience.? He is the strategy guy and I am the salesman. We have also recruited 3 physicians to help us launch the company.? Our business is a care delivery model that, for a low monthly fee (~$50/person), gives members unlimited access to a doctor.? We have full 30-minute appointments, convenient hours and no hassles.? The market is ripe for such a concept. In spite of Obama?s efforts, reform will take years to implement and still leave over 20 million uninsured in 10 years.
I made over $90K in 2008 and over $70K (verifiable) through March '09 (when I left). Wife makes over $130K/yr from f/t job.? Plus:? We have a lot of equity in our home, and a total of over $975K in verifiable assets, including over $200K in retirement accounts.We will service this loan using wife's income until I pay myself a salary in 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1998	Debt/Income ratio:	28%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,685	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	theSnoose	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,700.00	< mo. late:	0 ( 0% )	720-740 (Nov-2007)
Principal balance:	$734.58	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off our credit cards
The purpose of this loan is to reduce credit card debt.? One of our credit cards jacked up the interest rate to over 24% for no reason, as many people are experiencing in this economy.? This loan will allow me to get rid of this card once and for all!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$655.92

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1990	Debt/Income ratio:	11%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dedicated2success	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion and a New Hire
Purpose of Loan
This loan will fund additional sales and marketing activities for our company's Web-based security product, and the initial hiring of a part-time sales assistant. We have an established and proven sales process for this product that attracts and retains new clients. With your funding investment, we expect to dramatically expand our client base. (See our member page for more details.)Financial Situation
Despite our limited credit history, we are a good candidate for this loan. My husband and I have owned our business for 11 years ? with a focus on Web-based software development and information security services. Our company is cash flow positive and debt-free, with a stable client base that provides reliable, recurring monthly revenue that covers our overhead and expenses.On a personal level, our family has no debt other than student loans. My credit report does show late payments for student loans that went into default about 6 years ago (during a difficult time when we had a lot of medical issues) but those loans are now out of default and all balances are current.Ironically, our choice to avoid debt and grow our business with a ?pay as you go? attitude has created a limited credit history that?s been our biggest obstacle to obtaining a traditional bank loan. We're dedicated to building a spectacular and timely payment history here, with automated loan payments on Prosper as one way to remedy that.This loan will be paid from monthly revenues from the business. Your investment will provide the additional sales and marketing funding we need to increase sales volume, expand our client base, and generate additional revenue ? which we can then reinvest in the business for more extensive marketing, hiring, and growth.Questions? Need financials or business plan details? Please ask! Thanks for considering our listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$280.66

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1990	Debt/Income ratio:	21%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$27,090	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	johnol	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding business
Purpose of loan:
This loan will be use for expanding my consulting business.? I provide IT consulting to the financial services industry and have been in the industry for more than 20 years.? Part of my consulting business deals with radical technological change to facilitate maximum client growth and I utilize several proprietary technologies as a part of my service that were developed in-house and are not available to my competitors.

I am a good candidate for this loan because:
* I have over 20 years experience.?
* My service is unique.?
* I have a group of over 200 customers -funds will be used to help reach /convert this group to a new, expanded service.? In addition, I have a network of roughly 2000 highly qualified "referral" prospects that will also be targeted.? Anticipated monthly income resulting from this effort is in the $2,500 to $5,000 per month range.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	18%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	64	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,903	Occupation:	Postal Service
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	return-crusader2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt on home sale
Purpose of loan:
This loan will be used to pay off the debt owed to my home after the sale. We have a offer on the home less then what we owe. with realtor fees I will owe the bank approximatly 28,000.00.

My financial situation:
I am a good candidate for this loan because I am currently making $106,528/year and would be able to make the loan payment. The house will sell if I agree to the offer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1996	Debt/Income ratio:	31%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	20y 2m
Amount delinquent:	$544	Revolving credit balance:	$11,822	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	steady-fund	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal use
Purpose of loan:
This loan will be used to?is for personal use

My financial situation:
I am a good candidate for this loan because?i will pay everything as soon as i can.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1985	Debt/Income ratio:	106%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	11y 11m
Amount delinquent:	$917	Revolving credit balance:	$14,592	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	basis-chomper	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$65.75

Auction yield range:	17.27% - 17.75%	Estimated loss impact:	25.98%
Lender servicing fee:	1.00%	Estimated return:	-8.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1997	Debt/Income ratio:	25%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 2m
Amount delinquent:	$360	Revolving credit balance:	$839	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 7% )	640-660 (Aug-2009) 580-600 (Aug-2008) 560-580 (Jul-2008)
Principal balance:	$2,154.54	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
EDUCATION/2nd Loan
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino?in September. As well as for minor car repairs and to repair my garage at my home.?

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was accepted into the program, so this is my only chance.Please help me fulfill that dream so I can continue to help numerous students. I? know I can make a difference in childrens' lives and this degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	0y 1m
Amount delinquent:	$104	Revolving credit balance:	$8,587	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	commerce-blanket	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1991	Debt/Income ratio:	31%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$32,725	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	velocity-healer7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card debt
Purpose of loan:
This loan will be used to consolidate high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I am currently making the credit card payments without any problems.? I have a?great job and?excellent credit rating.

Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.74%	Starting borrower rate/APR:	32.74% / 35.16%	Starting monthly payment:	$329.75

Auction yield range:	14.27% - 31.74%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$678	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bazaar-duckling5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$72.81

Auction yield range:	4.27% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1985	Debt/Income ratio:	21%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$77,338	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	order-american	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
Purpose of loan:
This loan will be used to? catch up on bills

My financial situation:
I am a good candidate for this loan because?I have a good credit rating and pay bills on time. I need to catch up on some unexpected increases in bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.96%	Starting borrower rate/APR:	12.96% / 15.10%	Starting monthly payment:	$328.33

Auction yield range:	4.27% - 11.96%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	55%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$21,677	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dwick299	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008)
Principal balance:	$3,320.93	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off last credit card!!!
Purpose of loan:
This loan will be used to??? Pay off our last credit card!??We have went from $35,000 to $8,750 in credit card debt in the last 2 years.? We have been very dedicated and paying between $2,000 and $3,000 extra per month on our cards so this payment would be a drop in the bucket compared to what we have been paying.? We would love to be totally done with credit cards and reduce our interest rate (over 20% on the credit card we would be paying off).? Our DTI ratio looks?average becuase they arent counting my husbands income.

My financial situation:
I am a good candidate for this loan because? My husband and I have a combined income well over $150,000 a year.? Our cash flow is great - we are just wasting too much on our interest.?? We also took out a small prosper loan ($5,600) over a year ago and have always paid on time.? We have never been late on a payment of any kind for the last 10 years.? We both have good, stable jobs with a good income.? We have been been with the same employer for 10+ years and are in great shape financially - with one exception - this last credit card.?
This would help us out a lot and give me great piece of mind.??Thanks for?your consideration, your help would be much appreciate
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$113.26

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1992	Debt/Income ratio:	29%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,073	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	visionsofgreen	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Feb-2008) 680-700 (Nov-2007) 720-740 (Oct-2007)
Principal balance:	$2,637.57	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Investment
Purpose of loan:
This loan will be used to? This loan will be used for an investment opportunity that I am already involved in and making money on.? The program is getting ready to close it's doors to the public and going private after which there will be no further opportunity to invest. I would very much like to grow my investment before that happens.? This investment opportunity is very safe and making me enough currently to pay this loan.

My financial situation:
I am a good candidate for this loan because? I have always been a single mom struggling to provide for my now 15 year old son.? He is an A student and the equivalent of a 3rd degree brown belt in Kenpo Karate. He plays cello in his school orchestra and in the community youth orchestra. I work hard to provide these opportunities for my son and to pay all my debts. I have always paid my bills and have never missed a payment on my Prosper loan. My credit?score as of 10/2 is 722. I have been paying down my credit cards, but in this economy the credit card companies continue to raise the interest rates making it hard to get ahead. I think what you all do here is inspiring and would rather pay?you than continue paying the banks. I appreciate your consideration in funding my loan. I promise you won't be disappointed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$235.87

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1991	Debt/Income ratio:	10%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	community-kayak	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1985	Debt/Income ratio:	17%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	25	Length of status:	6y 0m
Amount delinquent:	$253	Revolving credit balance:	$3,235	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	nickel-bison	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my dog/hit by car needs operation
my puppy was?hit by a car.?I could not put him to sleep, love him way too much.? I also didnt want to amputate his leg so I hat to pay $4500 for an operation to save him.? I am a little short.? I van provide proof of the cost and I also did pay most of it

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$562.46

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2000	Debt/Income ratio:	47%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	6y 2m
Amount delinquent:	$6,723	Revolving credit balance:	$18,211	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nino600	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$4,386.66	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
paying for college
Purpose of loan:
This loan will be used to pay for my college and by new books that i need to continue attending.? I'm hoping to get my AA degree by the end of next year but I need the money to pay for the classes.
My financial situation:
I am a good candidate for this loan because?I?always pay my bills on time,?I am?a very responsible and relyable person.??I am a young homeowner who works very hard and go to school and?I'm in the process?of becoming a Correctional Officer.

Monthly net income: $ 2100

Monthly expenses: $?
??Housing: $?550
??Insurance: $ 100
??Car expenses: $ 120
??Utilities: $ 100
??Phone, cable, internet: $ 120
??Food, entertainment: $?150
??Clothing, household expenses $?100
??Credit cards and other loans: $?300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,317	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	23%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	newest-innocent-loyalty	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off federal taxes
Purpose of loan:
To pay off the taxes I owe.?

My financial situation:
I am a good candidate for this loan because I make a good living, work is steady and I would like to keep my credit in good standing.? I am responsible and able to make monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$542.35

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	18%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,506	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	determined-bonus	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for parrents
Purpose of loan:
I am buying a car for my parents.? My father has just retired and is moving to the town where I live.?

My financial situation:
I am a good candidate for this loan because?I am an accountant and my younger brother is a dentist.? We both plan on being responsible for the auto loan.? Our combines salaries let us easily afford a monthly car payment of up to $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	21%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,696	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	independent-balance5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix House before Selling
Purpose of loan:
This loan will be used to replace my carpet and fix some things in my house before I put it on the market.

My financial situation:
I am a good candidate for this loan because?I have a great and steady job. I make over $100,000 per year, but just need a short term loan and should be able to pay back all of this very shortly. I have always paid back all loans and I am in good standing with all of my accounts. The only reason my credit score isn't better is because I was behind on 2 payments over 2 years ago for only a few months. You have nothing to worry about with this loan and it would be greatly apprecaitted. God Bless!

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 200
??Car expenses: $?375
??Utilities: $ 350
??Phone, cable, internet: $ 150
??Food, entertainment: $?750
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,098	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	Richard12167	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement/Pay off CC's
Purpose of loan:
Consolidate some small debt?
My financial situation:
Excellent pay history. Stable employment with same co for 9 years. Would like to pay off a couple of small CC balances
Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 935
??Insurance: $ 100
??Car expenses: $75.00?
??Utilities: $ 80
??Phone, cable, internet: $100
??Food, entertainment: $?125
??Clothing, household expenses??
??Credit cards and other loans: $80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$353.75

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	38%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,172	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fields8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down bills
Purpose of loan:
This loan will be used to pay down several bills at once
My financial situation:
I am a good candidate for this loan because my credit rating shows?that I pay my?debts as agreed?

Monthly net income: $ 3,100

Monthly expenses: $
??Housing:?n/a- live with parents
??Insurance: $ 175
??Car expenses: $ 580
??Utilities: $ 74
??Phone, cable, internet: $ 68
??Food, entertainment: $ 200
??Clothing, household expenses $ 180
??Credit cards and other loans: $ 300
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$501.95

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	9%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,181	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	burgeoning-penny	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
confidential
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$508.45

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1992	Debt/Income ratio:	33%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	30y 5m
Amount delinquent:	$0	Revolving credit balance:	$284,896	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	impressive-exchange4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards

My financial situation:
I am a good candidate for this loan because I am a?homeowner for the last 30 years and have stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1993	Debt/Income ratio:	61%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$33,596	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enthusiast147	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt!
Purpose of loan:
This loan will be used to pay off higher interest rate credit card debt. I have always made my payments on time and pay more than the minimum amounts. However the credit card companies have continued to raise my interest rate and I am seriously tired of dealing with them.
I have already cut up all cards except for one emergency use only one so now I would like to get rid of the debt associated with the cards and I need your help to do so.
My financial situation: My wife and I got the bulk of this debt while I was in school working on my Masters degree that I completed in 2007. My wife and I have never been unemployed, both have graduate degrees, and have a combined household income of $147,000. So I am a good candidate for this loan because it will get paid back in full within the requested time frame.
Thanks in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$208.09

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	39	Length of status:	3y 11m
Amount delinquent:	$343	Revolving credit balance:	$16,223	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fabulous-ore1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
pay of my credit card debt. Over the past two years I have been involved in a wrongfully filed lawsuit against me. I was being sued by the people that purchased an investment property home I owned, because they found termites after the purchase. (Their termite inspection did not find termites and they also sued the termite company, the home inspector and my real estate agent) They said that I knew about the presence of the termites (I did not) and were suing me for $650,000.00 (twice the value of the property) I fought this and I used up all my savings paying lawyer and lawsuit related fees and ended up taking cash advances on my credit cards. Recently the suit was settled and I had to make a lump sum payment of $15,000.00 dollars. I was able to pull that money together again using my credit cards and selling a vehicle.I have always worked hard, been financially responsible and have always had an emergency savings. This is the first time that I have ever spent that savings and had such a large credit card debt.??
My financial situation:
I am a good candidate for this loan because?I own my business outright and I owe 60,000.00 on my house...which is valued at around 400,000.00. I?try my best to be very concientious about paying my bills on time and when you look into my credit history you will see that that is the case.??I do have?the ability to adjust my personal income upward but considering the unstable economic situation I have been concentrating on keeping my personal income down in order to keep my restaurant going strong and keeping my very loyal employees (one cook has been here for 19 years, the other for 6 and both my children are my employees)...employed and payed. The restaurant is in it's 34th year (I purchased it 4 years ago)and I am sure it has weathered?a few economic storms. I want to make sure it makes it through this one.??I make sure that my personal?income is enough to pay my personal expenses and obligations. I welcome any further questions regarding my ability and my obligation to pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2000	Debt/Income ratio:	20%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$688	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cosmos740	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$2,188.15	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consolidate Prosper & Car loan
Purpose of loan:
This loan will be used to? Consolidate previous Prosper loan & my truck payment. ($2100.00-Prosper & $1500.00-Owed on truck)

My financial situation:
I am a good candidate for this loan because? I pay my bills before I do anything else. I have a previous Prosper loan that I have made my payments for over a year now. I was promoted and my annual salary has increased by more than $4,000.00.

Monthly net income: $ 2500.00????

Monthly expenses: $ 1000.00
??Housing: $ 0
??Insurance: $ 75.00
??Car expenses: $ 150.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 125.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$31.88

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	17 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	61	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$31,930	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	REITRUST	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	800-820 (May-2008) 800-820 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Invest In Prosper
Purpose of loan:
I have been investing in prosper for some time and thought it would be fun to try a leveraged position (currently I have about 60 plus notes).? As you can see I have paid my exisiting Prosper balance along with every other leveraged position on time since I was granted credit 15 years ago.? I only owe money on my home and will have all, but 4,500 in a credit card at 1% for life paid off prior to this listing being done.?? The current balance includes a home equity line that is tied to my home for 24,000, so?my revolving balance isn't that high. ?I?have been managing apartment communities for 14 years?and currently own and recieve income from a 23 and 92 unit apartment community my company manages and owns?as well.?? We will have an additional 54 unit building by January that will also supply more income and ownership.

My financial situation:
I am a good candidate for this loan because I have always had excellent credit in the 780 range since the age of 19 (Prosper used a different credit criteria when I placed my first loan...so my credit hasn't dropped 40 points)!? I own real estate and have ownership in 2 apartment buildings that are doing extremely well.? I do carry some debt, but have always had extremely low interest rates ranging from 1.9 to 6%?even when most?banks are cancelling or raising interest rates on even their best customers.? Again, I am paying everything off and really only want this loan to keep?show that I have a history of paying off multiple loans.? I have never paid anything late in my life even when times were very tuff so there is no risk.?

Currently I have no housing expense since I live in a building I manage and own.? My income is actually in the range of 120,000 with management fees that have been very steady.? I have over 70,000 in reserves and typically save between 20 to 50% of my income.??

I just love to invest and have had a great time leveraging my money on this site for the last few years!?? ?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2003	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$42,136	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	14
Screen name:	extraordinary-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
main
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$962.80

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	38y 4m
Amount delinquent:	$0	Revolving credit balance:	$21,041	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	industrious-money6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expansion
Purpose of loan:
This loan will be used to? expand the business to commercial accounts.?I have $125,000 but need another $25,000 to complete the expansion. The monies will be used for equipment and products.

My financial situation:
I am a good candidate for this loan because? I am very trustworthy, pay all my bills on time and I have a very good reputation. My credit score is very good and I have never been late on any payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1999	Debt/Income ratio:	73%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,466	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	basis-clarinet	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of High Interest Credit Card
Purpose of loan:
This loan will be used to pay off high interest credit cards. The credit card that my husband and I have had for the longest amount of time just informed us they are raising their interest rates, almost doubling the current interest rate we pay! I tried to negotiate with them, but they are unwilling to budge unless I close my account. This is the only credit card we use, so we don't want to do that.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and always pay more than the minimum payments. My husband and I are trying to put ourselves in the position to buy a home in the next few years. Our debt has come from student loans, auto loans, and credit cards. Our credit card debt accrued mainly when we first were married. We relocated to an expensive area so I go attend graduate school. My husband did not have a job for several months. Over the years we have moved up in our employment and finally feel comfortable in our financial situation to a point we can actively pay down debt. We both have steady employment and both jobs are secure. I also recently picked up a part time job as well to aid our finances.

Monthly net income: $?
My income is approximately $2,800 per month from one job and about $400 from the part time job. My husband's income is approximately $5,000.

Monthly expenses: $
??Housing: $ 1795.00
??Insurance: $ 165.00
??Car expenses: $ 250.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00 +$150.00 for cell phones
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?1385 (includes $550 a month for business loan)
??Other expenses: $500 (daycare for child)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2008	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$169	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	successful-openness	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand Clothing Company
Purpose of loan:
This loan will be used to expand my personal clothing company and allow me to bring in more merchandise for all four seasons.

My financial situation:
I am a good candidate for this loan because I am a full-time business student at Flagler College. My major is Graphic Design and Business Administration. Although I do not make much money working part-time my student loans cover my living and I will not start paying those back until after grad school which will be in 2015. My credit score is fairly good (723 last time I checked a week ago) for only having credit for a coupe of years. I have always paid my debts on time and also try to pay them off as fast as possible. I will not pay late since I want my credit to continue to build. This clothing company has also already been running for 4 years with a substantial amount of sales in the last couple of years. I endorse bands from all over the United States pushing my online sales to over a few hundred a month. www.withopeneyesclothing.com

Monthly net income: $ 600

Monthly expenses: $ 200
??Housing: $ Student Loans
??Insurance: $ Student Loans
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ Student Loans
??Credit cards and other loans: $ Paid off
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$79.28

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1992	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$41,984	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sweethl72	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 89% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	2 ( 11% )	640-660 (Mar-2008)
Principal balance:	$4,360.90	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Dental Work Needed
Purpose of loan:
This loan will be used to? for dental work needed on a couple chipped teeth that were caused by teeth grinding.

My financial situation:
I am a good candidate for this loan because? because I currently have a prosper loan that is in good standing that I have continued to pay on time. I am trying to deal with the emergency of getting my dental work done and keep expenses in order. I am transitioning from my previous job &?got a?severance so trying to keep everything in order.

Monthly net income: $ 1300

Monthly expenses: $ 800
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$65.88

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1988	Debt/Income ratio:	39%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,535	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	COgirl47	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	720-740 (Aug-2009) 660-680 (May-2008)
Principal balance:	$1,284.40	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Personal Loan to consolate debt
Purpose of loan:
The purpose of this loan is to consolidate several small bills.? Although each bill has a relatively small balance, this loan will reduce my total overall monthly payments significantly.??

This listing may look familiar to some Lenders.? My previous listing expired before it was fully funded?so I'm hoping this 2nd time around will get it fully funded.?

My financial situation:
I am a good candidate for this loan because I have a steady full time job, which I have been at for 7 years.? I will?also be receiving a raise this month (delayed from April 2009), which will increase my current income.??

My daughter (now 17) was diagnosed with a rare nerve disorder about 5 years ago (Reflex Sympathetic Dystrophy).? Although she had been symptom free for several years, she fell in her PE class last spring, which brought the nerve pain back again.? The bills mostly consist of some medical/Chiropractic bills that are my portion of un-reimbursed medical charges.? Also, I?was given mandated furlough days in June, which resulted in a 20% reduction in my pay for the month.? I had to utilize my credit cards more than usual to make it through the wage loss, so I would also like to pay off my credit card balance (approx. $1000).??Although I had to take furlough days in June, my job is secure.? We have had no more furlough days and sales are looking positive for Q4.

The deliquincies that show on my credit history are all?4 years or older.? They were due to a forced bankruptcy.? I have had no deliquincies since that unfortunate time period and have worked hard to build my credit score, which has increased over 50 points just in the last year.? I also wanted to?explain?the <30 day late payment on my current loan.? It was simply a situation of?forgetting to transfer funds from one account to the other.? As soon as I realized what?had happened, I made a manual payment on my Prosper account within a few days after the original payment was due.??

Net Monthly Income:? $3853.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1993	Debt/Income ratio:	15%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,492	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	leverage-healer	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time for a better interest rate.
Purpose of loan:
This loan will be used to refinance other obligations.

My financial situation:
I am a good candidate for this loan because I have more than adequate cash flow to pay the debt service, and am in a stable employment situation in a position I have held for over eight years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,358	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Pay off one small credit card,
Purpose of loan:
Laid off a few months ago and it wiped out my savings nest and created credit card bills.? I have been working lots of overtime and have gotten the credit debt paid down, only one small left to pay off:? However now is the time I would have? used my savings for vet bill, medical bills, winterizing car with new tires and odd and ends.
Working so hard to pay off the debt, have been able to save for these expenditures.
My financial situation:
I am a good candidate for this loan because? never had a loan or debt I didn't repay.? Working great job now that I love and making more money. Not monetarily responsible for anyone except myself and my dog
Monthly net income: $3000.00
Monthly expenses:2100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1988	Debt/Income ratio:	353%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$37,827	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sturdy-bonus8	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Card
Purpose of loan:
This loan will be used to? Pay off a high interest credit card that was used for?my daughter's wedding.? Wanted to give her a nice wedding, since she my only child and I did not have enough in savings; our family had some medical problems and a lot of our savings went to that.?

My financial situation:
I am a good candidate for this loan because? I have been at my job for almost 20 years and work in government, so I know the meaning of being honest and trustworthy.? My husband?makes a decent salary and he also works in government.? I have?never been late on any of my payments.

Monthly net income: $ 4700.00 (including husband)

Monthly expenses: $
??Housing: $1623.00
??Insurance: $ 144.00
??Car expenses: $ 300.00
??Utilities: $ 165.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 550.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$368.10

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1987	Debt/Income ratio:	9%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$525	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-delight2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wheels to get mom and kids around
Purpose of loan:
This loan will be used to purchase a car not more than 3 or 4 years old.? My last car was recently totaled and was too old for me to receive enough money to buy a newer one.? I had my last car for 9 years.? While i sometimes like taking the bus personally, I am always confronted with situations when a car is absolutely necessary. I need a car to get my daughter and mother around to places they have to go.? My daughter is a teenager and often needs to get to practice and other extracurricular activities and my mother often has to get to doctors appointments and other places. ?I'm also a very socially active person and often have to get to places not easily accessible by public transportation. I'm interested in a Honda, either an accord or civic.? That's what I had before but it was a 95.? This time I'd like to get some thing newer, like a 2006 or 2007.
My financial situation:
I?m a good candidate for this loan because I have no other long term debts to repay besides my mortgage.? I am a very responsible spender and rarely put amounts on my credit cards that can not be repaid within one or two payments/months. I am very responsible with things that require regular monthly payments and am careful to make there is enough money in my account for automatic withdraws. ?I have a very secure professional job, which I have been on for 10 years now. In the even something unforeseen happens financially, I also have a couple assets that could be liquidated to finish repaying this loan.I?m also a very careful driver.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$145.15

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1998	Debt/Income ratio:	31%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	24 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$26,250	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	a-unequaled-basis	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	4.27% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1991	Debt/Income ratio:	3%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,559	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	glc527	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	720-740 (Latest)
Principal borrowed:	$4,400.00	< mo. late:	0 ( 0% )	700-720 (Apr-2007) 680-700 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Buliding Credit Score to buy a home
Purpose of loan:
I want to improve my credit score which is between 720-740 right now.???I plan to buy a home?in about 2 years.but have very little debt?currently so I need to borrow and make timely payments to improve my score.? Most of my income right now goes into savings (for my house)?and monthly expenses.? I had a prosper loan about 2 years ago which I paid on time every month and helped me to improve my credit score by almost 20 points.

My financial situation:
I have?very little?debt and make a high income.? I work for a very strong company and have been there for almost 5 years.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2008	Debt/Income ratio:	22%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$627	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thoughtful-finance3	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small business
Purpose of loan:
This loan will be used to invest in a small business(convinience store) in oklahoma.The store is in business for more then 20 years.The store has good net anual income,low rent & a 5 year lease with 5 year option.The current owner is an elderly man & wants to retire so?I am going to take over.

My financial situation:
I am a good candidate for this loan because i have no debt(less then $500 on credit cards).My car is paid off.The store has investment of around $25,000?I have managed most of it i just need $7500 more.The store has good net monthly income.I will work myself in the store saving most of the payroll.
Monthly net income:$3500 aprox(Store net income taking out all bills,rent,payroll etc).

Monthly expenses: $500
??Housing: $?
??Insurance:
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1986	Debt/Income ratio:	17%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	45	Length of status:	38y 3m
Amount delinquent:	$1,657	Revolving credit balance:	$45	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	economy-daisy	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Personal Loans & Medical Bills
Purpose of loan:
This loan will be used to?Pay off 3 Personal Loans (including 2 payday loans) and approximately $1,500 in?medical expenses?????

My financial situation:
I am a good candidate for this loan because?IMy husband and?I have always had an outstanding credit rating until the last several months. We have fallen behind on some payments including our mortgage. This happened because we have had family problems and have spent several thousand dollars on our adult children, which I now?realize was a mistake.?

Monthly net income: $3,848????

Monthly expenses: $3,663
??Housing: $1,248
??Insurance:?-0- (We take?funds?out of savings to pay these bills when due)
??Car expenses: $400 (Payment)?
??Utilities: $100
??Phone, cable, internet: $300.00
??Food, entertainment: $390
??Clothing, household expenses $50
??Credit cards and other loans: $675?(This category would drop if I get the loan as?I would pay off some personal loans)
??Other expenses: $500.00 (Medical Bills, Prescription Drugs, Taxes & Tithes) (This category would drop if I get the loan as I would pay off the?medical bills)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$103.41

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$41,194	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	atef1981	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 620-640 (Sep-2008) 680-700 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
no late payments everrr!!!
Purpose of loan:
This loan will be used to pay off my higher rate credit cards.

My financial situation:
I am a good candidate for this loan because I have always made my payments on time! I am a very responsible borrower I have never ever missed a payment in the last 8 years of my credit history. I have graduated college?3 years ago? I am a very hard working individual with goals in life! I?assure you to pay back every dollar you are investing on me!?The reason my grade has dropped was only because of?filling out a credit card?application other than that my credit should have improved considering I am making more money than my last listing...I will have no problem paying back this loan...If you have any questions let me know...

Thank you!

Monthly net income: $5000

Monthly expenses: $ 1500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.12%	Starting borrower rate/APR:	15.12% / 18.79%	Starting monthly payment:	$34.72

Auction yield range:	4.27% - 14.12%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$778	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brightest-durability-enjoyment	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college supplies.
Purpose of loan:
Pay for supplies and books I need for my college education.

My financial situation:
I'm living with my parents and have no financial debt or responsibilities.

Monthly net income: $200

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $0
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$338.97

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1972	Debt/Income ratio:	43%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$22,024	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genuine-funds0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting up to Date...
Purpose of loan:
This Loan would help me get up to date and stay ahead. I need to cover?half of the money imediately and the rest to come up to date with everything else.I need to cover 2 months of my housing expenses and I want 2 months cushin to stay ahead. .?

My financial situation:
I am a good candidate for this loan because, I have a solid job that pays me well enough to stay ahead and pay all my bills on time. I also have a part time to give me that extra to make more money. I am in the process of getting that going. i have just been behind the last 2 months and I do not want to get behind any more. I make enough money? to maintain and pay.??????????????

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 185
??Car expenses: $ 465
??Utilities: $ 170
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$843.24

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1977	Debt/Income ratio:	37%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$254,787	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-trustworthy-economy	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs and new kitchen
Purpose of loan:
This loan will be used to perform necessary repairs to sale a second home in Maryland

My financial situation:
I am a good candidate for this loan because I will repay this loan when the second home is sold.?? I have very good equity in the home I am selling and it is priced to sale.?? Also, I have $500K in equity in my residence home and paid in cash for a $140,000.00 expansion of this home in 2008.?? The only reason I am pursuing this option for a loan is because I have a second mortage on my primary residence and in today's loan climate, I cannot get a refinace on the 2nd mortgage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1975	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	41	Length of status:	14y 1m
Amount delinquent:	$15,914	Revolving credit balance:	$5,390	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 640-660 (Aug-2009) 580-600 (Jul-2008) 580-600 (Jun-2008)
Principal balance:	$2,181.63	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Refi Prosper Loan NEVER LATE
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

My financial situation:
In November I will have 920. more in income.? I have faithfully paid my current loan on time every month.? PLEASE HELP?ME ONCE AGAIN? on my way to becoming debt free.? I know I can do this but your help ?would speed the process.?? My?credit score?is 60 points higher than when I got my first Prosper Loan.I would like to continue to upgrade my credit score please?help me contiune.???I am a good candidate for this loan because..I am a good honest person who?is DETERMINED TO BE DEBT FREE.? My daughter and grandaughter were killed and surviving children came to live with me. This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills.?Group members please bid on this loan.? THANKS TO EVERYONE WHO BID ON MY LISTING PLEASE BID AGAIN

Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.74%	Starting borrower rate/APR:	32.74% / 35.16%	Starting monthly payment:	$285.78

Auction yield range:	14.27% - 31.74%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1994	Debt/Income ratio:	50%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,797	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	platinum-announcer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to consolidate credit cards
Purpose of loan:
This loan will be used to? Consolidate multiple credit cards into one manageable payment

My financial situation:
I am a good candidate for this loan because? Full time long term stable employment, good credit rating

Monthly net income: $ 3294.00

Monthly expenses: $
??Housing: $ 800 (receive 625/month from roommates)
??Insurance: $ 60
??Car expenses: $ 265
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 350
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$91.66

Auction yield range:	6.27% - 21.00%	Estimated loss impact:	5.37%
Lender servicing fee:	1.00%	Estimated return:	15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1995	Debt/Income ratio:	23%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,195	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ranch1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan
This loan will be used to help pay for my son's college expenses. He is currently a freshman at Connecticut College?where he is studying to be a psychologist.?I need a little extra money to help pay for his tuition in the spring.
My financial situation:
I am a good candidate for this loan because I am?a religious woman of strong moral background and I have never defaulted on a loan. I have a good credit score of +720. My monthly expenses are relatively low?compared to my salary and I will be more then capable of making the monthly payments for this loan. As a result I will be paying back the entire amount of this loan before the 36 month period is finished.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$164.93

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1990	Debt/Income ratio:	10%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$1	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MicroLoanGroup	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting
Purpose of loan:
I plan to use the funds from this loan to invest in a local company?paying great dividends.? They need bridge money to bank their growth.? This is a way I can use my great credit rating to provide a solid return.

My financial situation:
I am the father of 4 and the only debt I have is my?mortgage?of $206,000 on a house worth $300,000. ?I recently consolidated a school loan for $26,000 into that mortgage.? I used the school loan to earn?an MBA degree.? I work as an accountant and the organization I work for is a large employer who traditionally keeps their people until retirement age?at 65.? I love what I do and I live within my means.

Monthly net income: $3,800

Monthly expenses: $
??Housing: $ 1,100

??Insurance: $ 75
??Car expenses: $?75
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food: $?400
??Entertainment:? $100
??Clothing, household expenses $?350
??Shools and lessons for kids? $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$95.64

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1990	Debt/Income ratio:	5%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,229	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	orange-vigilance-raccoon	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need a used truck
Purpose of loan:
This loan will be used to purchase a used truck to drive in the winter.?

My financial situation:
I am a good candidate for this loan because I have a stable job with income that will only increase.?? The loan payment will be smaller then my cable bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$76.86

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	24%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,742	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exuberant-hope	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom!
Purpose of loan:
This loan will be used to?consolidate some debt -- payoff one credit card; debt from an older?home I used to own.

My financial situation:
I am a good candidate for this loan because?I currently pay no rent/house payment, have no car payment, have (and have always had) very solid employment history and just landed a great, new job this past June. Have created a savings cushion ($3000) this past summer and would now like a set interest rate for one of my high interest?credit cards to pay it off and knock it out as quickly as possible. I always pay bills on time and have never defaulted on a debt owed.

Monthly net income: $ 1836.00

Monthly expenses: $ 1047.00 - most of my expenses are covered by an amazing partner whom I live with; he makes more than I do and we're in it together!
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 250 (gas only)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200.00 -- mostly groceries
??Clothing, household expenses $?75
??Credit cards and other loans: $ 522.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1986	Debt/Income ratio:	21%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,814	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 600-620 (May-2008) 600-620 (Apr-2008) 580-600 (Nov-2007)
Principal balance:	$1,611.17	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
49 ontime payments please help
Purpose of loan:

I understand that having an HR rating is making people very leery about bidding on my loan. ? I have asked to help fix my car, help with a 16th birthday & to consolidate.? I really felt that I had a chance with 49 on time payments with prosper.?

I have proven myself to you over & over again.? Taking out the amount that I am asking for will lower my monthly payments.? I just paid off a 6000.00 loan that was 217.00 my payments this time would be about 154.00 and with paying off the 1 cc that I make 85.00 a month on will save me 148.00 a month & allow me to do the other things that I am requesting.??

You really need to look past the HR rating & see that I am an honest hard working person just trying to over come the bankruptcy & get my life back on track. & my credit rating back were it belongs.??

1600 will be to fix my car 500 would be to help with the 16th birthday.? My daughter is a straight A student, Who knows what she wants.? I would really like to surprise her with what she is wishing for because she deserves it. I have 1 cc that has a balance of 985.00 that they just went up on my rate not because I was late I have always made my payments on time.? It is just because they can & because of the new law that has not gone into effect yet.? So again lets S---W the honest person.??

Also My other loan is 1 month a head with 3 more months as of Nov. 1st

I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00

Monthly expenses: $
??Housing: $ husband????
??Insurance: $ husband????
??Car expenses: $ 100.00????
??Utilities: $ husband????
??Phone, cable, internet: $ 25.00 work for company
??Food, entertainment: $ husband????
??Clothing, household expenses $ husband
??Credit cards and other loans: $?750.00/Part being ny sons school payment per month
??Other expenses: $ husband
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1999	Debt/Income ratio:	54%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,743	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	grid623	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Not a hand out
Purpose of loan:
This loan will be used to? just catch up and get ready for Christmas.

My financial situation:
I am a good candidate for this loan because? I work full time, I clean houses on the side and also sell Scentsy on the side!? My husband works full time and also has his own business on the side installing seamless gutter.? He did however, hurt his back last year in June?and had to have surgery in December, he returned to work in July.? We depleated our savings while he was out of work for a year, during that year we continued to make all our payments, but they were usually late.? since he has been back to work, we have just been trying to catch up... but everything is still running late.? We have no problem making our payments, we both make excellent money, just getting caught back up has been difficult.?????

Monthly net income: $ Myself- 3,850.? My husband $5250

Monthly expenses: $
??Housing: $ 1335????
??Insurance: $150
??Car expenses: $1500
??Utilities: $?280
??Phone, cable, internet: $300
??Food, entertainment: $ 450
??Clothing, household expenses $150
??Credit cards and other loans: $?654
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$326.59

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1992	Debt/Income ratio:	60%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	77	Length of status:	17y 7m
Amount delinquent:	$135	Revolving credit balance:	$11,372	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	exuberant-transaction	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get my life back - pay off debt
Purpose of loan:
This loan will be used to?
Pay off high interest credit cards!!!!!!
My financial situation:
I am a good candidate for this loan because? I have been making great strives in my life to pay-off debt.? I'm down to the last couple of headache credit cards with mad intest rates.? If i'm granted this loan I plan on paying these out and getting rid of them.? I pay my bills on time (the interest rate is what's killing me).? I've been on my job for 17 years and just trying to get back on track for myself and family.? I've recently been blessed to have been able to pay off the majority but still down to a few.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1982	Debt/Income ratio:	63%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	37y 11m
Amount delinquent:	$0	Revolving credit balance:	$204,422	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	resolute-velocity9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FLOORS AND BATHS
Purpose of loan:
This loan will be used to?
?HOME IMPROVEMENT

My financial situation:
I am a good candidate for this loan because?

EXCELLENT CREDIT HISTORY AND EXTREMELY?LONG TIME ON JOB
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	14	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sincere-treasure	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Company Everyone Will Use
?My Big Cash Club.Com? (MBCC) Year One Capital Raise Goal = $25k
Overview:? The business will capitalize on the tight economy by offering products and services that will pay?consumers back for their everyday shopping.? It will also?offer select best priced?products and?services in the US that we represent.???

Products / Services:??
Rebates ??Over $2000 per year in potential rebates on all shopping
Cell phone service ? Approved Reseller of Lowest Cost unlimited talk and text in US
Financed Planning for Business owners ?- Give $1M to biz owners. Owners not personally liable.
Financial Innovation Group, Inc. ? Solicit Referrals from all members
Other: online defensive driving and more??

Marketing and Advertising:
1. Use all internet social sites
2.?Email blasts to ?opt-in? consumers
3.?Strategic website banners, ads
4.?Affiliate program for almost any website/company???

Projections: 12 mos?
Total Revenue:? $1,270k
Total Expenses: $690k
Net Income:??????? $580k
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 34.02%	Starting monthly payment:	$42.45

Auction yield range:	6.27% - 29.00%	Estimated loss impact:	5.53%
Lender servicing fee:	1.00%	Estimated return:	23.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	30%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	davidmlucas	Borrower's state:	Virginia	Borrower's group:	Kingdom Finances
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Hello.? My wife, who is in the Navy, is about to change stations.? We have had this house for a few years, and want to sell it at a good price.? The only improvements made on a house that are tax-deductible are the ones made six months prior to the sale of the house.? So we have had to put off much needed fixes in order to make sure we can claim them next year as a deduction.? Consequently, we have a LOT of work to do in a few months time.??Although we have about?$5,000 saved up,?we need about $1,000 more?in order to handle these improvements.? As you know, we are homebuyers and have very good credit.? Neither my wife or I have any type of credit cards, and our only debt is from our mortgage payment and student loans from both of our ongoing educations.? This is a worthy cause, and I thank you for your time and assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 13.35%	Starting monthly payment:	$303.25

Auction yield range:	3.27% - 12.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1990	Debt/Income ratio:	14%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	16y 4m
Amount delinquent:	$0	Revolving credit balance:	$34,397	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	yield-control	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing our business
Purpose of loan:
This loan will be used to continue to grow a business I am invested in?Launch787.com.? Launch787 is an event planning company with annual revenues of over $300,000 and annual profits of nearly $100,000.? We are going to use this loan to hire additional staff for upcoming events.

My financial situation:
I am a good candidate for this loan because I have good creditand?I have a?steady job I have had for over 16 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.96%	Starting monthly payment:	$37.75

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2003	Debt/Income ratio:	41%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-dogwood	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying homeland Security
Purpose of loan:
This loan will be used to? pay homeland security ( INS)? for papers to petition my mom from my country and help with plane ticket and medical check up?

My financial situation:
I am a good candidate for this loan because? have 2 stable jobs and my wife also?work????

Monthly net income: $ 3140 me only

Monthly expenses: $
??Housing: $ 1100
??Insurance: $?0 already paid for 1yr started in 8/09
??Car expenses: $ 753
??Utilities: $ 130 electric only well water
??Phone, cable, internet: $ 20, 35, 25
??Food, entertainment: $ 250
??Clothing, household expenses $?60
??Credit cards and other loans: $?180
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$542.73

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1998	Debt/Income ratio:	82%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,272	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	interest-pillow	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my Citibank card.? They increased my rate to some astronomical amount, and I need to find a way to refinance this debt.
My financial situation:
I am a good candidate for this loan because I have a stable state job and am committed to becoming debt-free.
Information in the Description is not verified.